EXHIBIT 23.1






                               CONSENT OF COUNSEL


     We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 5 to the Form SB-1 Registration Statement for SD Products Corp. under the caption "Legal Matters."




                                                    /S/DUNCAN, BLUM & ASSOCIATES
                                                    ----------------------------
                                                       Duncan, Blum & Associates


Bethesda, Maryland
October 6, 2000